Exhibit 10.3
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

AMENDMENT NO. 1, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

This AMENDMENT NO. 1, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY, dated as of October 20, 2021 (this “Amendment”), is made by and among ZYMERGEN INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, and PERCEPTIVE CREDIT HOLDINGS II, LP, a Delaware limited partnership, in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as the Lenders. Unless otherwise defined, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement (defined below).
RECITALS
WHEREAS, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement and Guaranty, dated as of February 26, 2021 (as subsequently amended or otherwise modified, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions set forth herein the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement and agree to certain other modifications, waivers and consents as provided herein; and

WHEREAS, the Lender party hereto constitutes the Majority Lenders for purposes of this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
SECTION I.01.Amendments to the Credit Agreement.  As of, and subject to the occurrence of, the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:
(a)The following defined terms shall be added to Section 1.01 of the Credit Agreement in their alphabetically appropriate places:

“Amendment No. 1” means that certain Amendment No. 1, Waiver and Consent to the Amended and Restated Credit Agreement and Guaranty, dated as of October 20, 2021, by and among the Borrower, certain Subsidiaries of the Borrower, the Lenders and the Administrative Agent.
“Amendment No. 1 Effective Date” has the meaning set forth in Section 3.01 of Amendment No. 1.
“Blocked Account” has the meaning set forth in Section 10.01.
“Calculation Date” means the earlier of (i) the Maturity Date and (ii) the date when all Obligations (other than inchoate indemnification and expense reimbursement obligations for which no Claim has been made) have been paid in full in cash.
“Exit Fee” means a fee due and payable on the Calculation Date equal to the difference (which shall not be less than zero) between (i) $123,250,000 and (ii) the sum of (A) all payments of principal and interest on the Loans actually made to the Lenders since the Closing Date (exclusive of any portion of such interest that accrued at the Default Rate), plus (B) an amount equal to the Closing Fee, plus (C) without duplication of any amounts included in the foregoing clauses (ii)(A) or (ii)(B), the aggregate amount of any Prepayment Premiums (or portions thereof) actually paid to the Lenders since the Closing Date.
(b)The following defined terms set forth in Section 1.01 of the Credit Agreement are each hereby amended and restated in its entirety to read as follows:
“Maturity Date” means June 30, 2022.
“Prepayment Premium” means, with respect to any prepayment of outstanding principal of any Loans and other Obligations prior to the Maturity Date that would not result in the occurrence of the Calculation Date, whether voluntarily or, involuntarily (including as a result of acceleration as a result of an Insolvency Proceeding or other Event of Default), an amount (which shall not be less than zero) equal to the MOIC Amount with respect to such aggregate principal amount being prepaid.

(c)The definition of “MOIC Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the number “1.50” set forth in clause (i)(B) of such definition with the number “1.45”.
(d)Section 3.03(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)    Subject to prior written notice pursuant to clause (ii) below, the Borrower shall have the right to optionally prepay, in whole or in part, the outstanding principal amount of the Loans on any Business Day occurring prior to the Maturity Date (a “Prepayment Date”) for an aggregate amount equal to the sum of (x) the aggregate principal amount of the Loans being prepaid, (y) any accrued but unpaid interest on the principal amount of the Loans being prepaid, and (z) the applicable Prepayment Premium on the principal amount of the Loans being prepaid (such aggregate amount, the “Prepayment Price”); provided that, solely in the event the Borrower prepays in full the aggregate outstanding principal amount of the Loans, together with all other outstanding Obligations (other than inchoate indemnification and expense reimbursement obligations for which no Claim has been made), in lieu of the Prepayment Premium referenced in clause (z) above the Borrower shall instead be required to pay the Exit Fee as provided in Section 3.05 below.
(e)Section 3 of the Credit Agreement is hereby amended by adding a new Section 3.05 at the end thereof to read as follows:
3.05 Exit Fee. On the Calculation Date the Borrower shall pay the Exit Fee (to the extent the amount thereof is greater than zero) to the Administrative Agent for the benefit of the Lenders.
(f)Section 14.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
14.18 Prepayment Premium; Exit Fee. The parties hereto acknowledge and agree that, to the extent the Prepayment Premium or Exit Fee is applicable to any repayment or prepayment of principal of any Loan at any time, such Prepayment Premium or Exit Fee is not intended to be a penalty assessed as a result of any such repayment or prepayment of the Loans, but rather is the product of a good faith, arm’s length commercial negotiation between the Borrower and the Lenders relating to the mutually satisfactory compensation payable to the Lenders by the Borrower in respect of the Loans made hereunder. In furtherance of the foregoing, to the fullest extent permitted by applicable Law, the Obligors hereby jointly and severally waive any rights or Claims any of them may have under any such Law (whether or not in effect on the Closing Date) that would prohibit or restrict the payment of the Prepayment Premium or the Exit Fee under any of the circumstances provided herein or in any other Loan Document, including payment after acceleration of the Loans.
(g)Part A of Schedule 10 to the Credit Agreement is hereby deleted in its entirety and shall be of no further force or effect, and Section 10.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Minimum Liquidity. The Borrower shall, at all times, (i) maintain a minimum aggregate balance of [***] comprised of cash or Specified Permitted Cash Equivalent Investments in one or more Controlled Accounts maintained with one or more commercial banks or similar deposit-taking institutions in the U.S. free and clear of all Liens, other than (x) Liens granted hereunder in favor of the Secured Parties and (y) Liens permitted pursuant to Section 9.02(j), and (ii) not less than $63,046,389.00 of such minimum aggregate balance referenced in clause (i) above shall be maintained in a Controlled Account under the sole dominion and control of the Administrative Agent (the “Blocked Account”), such Blocked Account to be established at Silicon Valley Bank pursuant to documentation satisfactory to the Administrative Agent in all respects. Unless the Administrative Agent otherwise agrees or determines, including pursuant to the terms of Amendment No. 1, all amounts on deposit in the Blocked Account shall be maintained as Collateral for the Obligations until such Obligations are paid in full in cash, and such amounts on deposit in the Blocked Account shall not be available to the Company or any of its Subsidiaries at any time or for any purpose or any other reason.
(h)Part B of Schedule 10 to the Credit Agreement is hereby deleted in its entirety and shall be of no further force or effect, and Section 10.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “[INTENTIONALLY OMITTED]”.
ARTICLE II
WAIVERS, CONSENTS, RESCISSION AND
REPRESENTATIONS AND WARRANTIES
SECTION II.01. Waivers, Consents, Rescission, etc.
(a)Immediately upon (but not prior to) the effectiveness of this Amendment on the Amendment No. 1 Effective Date, the Notice of Event of Default and Acceleration, dated October 15, 2021, and the notice of default via email on August 16, 2021, delivered by the Administrative Agent to the Borrower shall be rescinded and be of no further force or effect, and the Event of Default referenced in such Notice of Event of Default and Acceleration shall be deemed to have been cured and no longer in effect. The Administrative Agent and the Lenders agree that the circumstances that gave rise to the notices described in the previous sentence shall not serve as the basis of any notice or claim of the occurrence of an Event of Default after the date of this Amendment.

(b)The Administrative Agent shall promptly notify Silicon Valley Bank and its Affiliates (collectively, “SVB”) that any “Notice of Exclusive Control” previously delivered by the Administrative Agent to SVB with respect to any Controlled Account (other than the Blocked Account, which, except as set forth in Section 2.01(d), shall at all times be subject to the terms and provisions of Section 10.01 of the Credit Agreement (as in effect as of the Amendment No. 1 Effective Date)) shall be rescinded and no longer in force or effect, and the Administrative Agent shall cooperate diligently and in good faith with the Borrower to cause SVB to make amounts on deposit in such Controlled Accounts available to the Borrower for such ordinary course purposes; provided that the Liens and security interests of the Administrative Agent (for the benefit of the Secured Parties) on such Controlled Accounts shall remain in full force and effect, and such accounts shall otherwise remain Controlled Accounts, pursuant to the terms of the Loan Documents.
(c) The Administrative Agent shall work diligently and in good faith with the Borrower to cause SVB to terminate any “block” or other restriction imposed on the Borrower’s corporate credit card facility caused as a result of any “Notice of Exclusive Control” delivered by the Administrative Agent to SVB.
(d)Without limiting the requirements of Section 10.01 of the Credit Agreement (as in effect as of the Amendment No. 1 Effective Date), the parties hereto covenant and agree as follows:
(i) The Borrower shall promptly (but in any event within three (3) Business Days following the Amendment No. 1 Effective Date) provide the Administrative Agent with a summary (prepared in reasonable detail and in form reasonably satisfactory to the Administrative Agent) of its and its Subsidiaries’ projected usage of cash and cash flow (whether in the ordinary course of business or otherwise) for the period commencing on the date hereof and ending on the Maturity Date (as defined in the Credit Agreement as amended hereby) (the “Cash Usage Summary”).
(ii) The Administrative Agent shall promptly review the Cash Usage Summary and conduct such other reasonable financial diligence as it deems necessary and, within three (3) weeks after receipt thereof, acting reasonably and in good faith, shall determine whether it is satisfied with the Cash Usage Summary such that it is willing to release the amounts on deposit in the Blocked Account (as defined in the Credit Agreement as amended hereby) to another Controlled Account of the Borrower that is not the Blocked Account. If the Administrative Agent is not initially satisfied with the Cash Usage Summary, it will inform the Borrower of the reasons therefor and the Administrative Agent and the Borrower will attempt to agree on a Cash Usage Summary that is reasonably satisfactory to the Administrative Agent. Until it is reasonably satisfied with the Cash Usage Summary, the Administrative Agent shall not be obligated to release any such amounts from the Blocked Account.

(iii) If the Administrative Agent is satisfied with the Cash Usage Summary, either initially or after further revision, the Administrative Agent shall promptly notify SVB to transfer the amounts on deposit in the Blocked Account to another Controlled Account of the Borrower where such funds are available to the Borrower for use in accordance with the Cash Usage Summary.
SECTION II.02. Each Obligor confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Obligations of such Obligor under the Credit Agreement and each other Loan Document to which it is a party (after giving effect to this Amendment) shall not be impaired, and the Credit Agreement and each other Loan Document to which such Obligor is a party (after giving effect to this Amendment) shall continue to be in full force and effect and are hereby confirmed and ratified in all respects. Each Obligor hereby consents to the amendments and other modifications made to the Credit Agreement and other Loan Documents pursuant to this Amendment.
SECTION II.03. Each Obligor hereby acknowledges and agrees that the Guaranteed Obligations will include all Obligations under, and as defined in, the Credit Agreement as amended or otherwise modified hereby.
SECTION II.04. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Obligor party hereto represents and warrants to the Administrative Agent and the Lenders that as of the Amendment No. 1 Effective Date each of the following statements are true and correct:
(a)The representations and warranties made by each Obligor party hereto in this Amendment or in the Credit Agreement or any other Loan Document (in each case after giving effect to this Amendment) are true and correct in all material respects as if made on and as of such date (or in the case of any representation or warranty qualified by materiality, Material Adverse Effect or similar qualification, true and correct in all respects) unless stated to relate solely to an earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date.
(b)The execution, delivery and performance of this Amendment by each Obligor party hereto, and the resulting amendment or other modification of the Credit Agreement or any other Loan Document, have been duly authorized by all necessary corporate or other organizational action on the part of such Obligor, and this Amendment, the Credit Agreement and each other Loan Document to which such Obligor is a party each constitutes a legal, valid and binding agreement of such Obligor, enforceable against such Obligor in accordance with its respective terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)The execution, delivery and performance of this Amendment by each Obligor party hereto, and the resulting amendment or other modification of the Credit Agreement or any other Loan Document to which such Obligor is a party, does not (i) violate or conflict with any Law, (ii) result in the creation of any Lien (other than Permitted Liens) on any asset of such Obligor or any of its Subsidiaries or (iii) violate, or result in a default under, any Material Agreement binding upon such Obligor or any of its Subsidiaries that, in the case of clause (i) and (iii) above, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
(d)No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution, delivery and performance by any Obligor party to this Amendment or any resulting amendment or other modification of the Credit Agreement or any other Loan Document
(e)Immediately before and after giving effect to this Amendment, and without regard to the Event of Default referenced above in Section 2.01(a) of this Amendment, no other event has occurred and is continuing that constitutes a Default or an Event of Default.
ARTICLE III
CONDITIONS PRECEDENT
SECTION III.01. Conditions to Effectiveness of this Amendment. This Amendment shall become effective only upon, and shall be subject to, the prior or simultaneous satisfaction or waiver of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent (the date satisfaction of such conditions being referred to as the “Amendment No. 1 Effective Date”):
(a)Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each Obligor party hereto, the Administrative Agent and the Lenders.
(b)Representations and Warranties. The statements, agreements, representations and warranties contained in Sections 2.02, 2.03 and 2.04 above shall each be true and correct, both immediately before and after giving effect to this Amendment, and the Administrative Agent shall have received a certificate executed by a Responsible Officer of each Obligor party hereto, in form and substance reasonably satisfactory to the Administrative Agent, addressed to it and the Lenders and certifying as to the foregoing.
(c)Blocked Account, etc. The Blocked Account shall have been opened and established with SVB pursuant to documentation reasonably satisfactory to the Administrative Agent, and not less than $63,046,389.00 in cash shall have been deposited into the Blocked Account.

(d)Prepayment and Payment of Costs and Expenses, Etc. A payment in the amount of $41,165,000 shall have been paid to and received by the Administrative Agent (for the benefit of itself and the Lenders), representing a $35,000,000 prepayment of the outstanding principal amount of the Loans, the payment of all fees and accrued interest due and payable as a result of such prepayment, and the payment of documented legal fees, costs and expenses of the Administrative Agent to the extent invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date.
ARTICLE IV
MISCELLANEOUS
SECTION IV.01. Governing Law; Jurisdiction; Jury Trial. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with the laws of the State of New York, without regard to the principal of conflicts of law that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply. The jurisdiction and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement (after giving effect hereto), respectively, are incorporated herein by reference mutatis mutandis.
SECTION IV.02. Effect of Amendment.
(a)On and after the Amendment No. 1 Effective Date, each reference in any Loan Document (other than this Amendment) to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.
(b)This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. Except as expressly amended hereby, the Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other terms and provisions of the Credit Agreement and other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Except as expressly provided in Section 2.01(a) hereof, this Amendment is not and shall not be deemed to be a waiver of any Default or Event of Default or non-compliance with any term or condition contained in the Credit Agreement or any other Loan Documents.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any Loan Document or applicable Law, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly set forth herein.
SECTION IV.03. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation any Obligations, of the Credit Agreement or any other Loan Documents.

SECTION IV.04. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile transmission or PDF format signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.
SECTION IV.05. Binding Nature. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder or under the Credit Agreement or any other Loan Document without the prior written consent of the Administrative Agent.
SECTION IV.06. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
SECTION IV.07. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.
SECTION IV.08. Integration. This Amendment, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof.
SECTION IV.09. Costs and Expenses. Each Obligor party hereto agrees to pay or reimburse the Administrative Agent and the Lenders for all of their reasonable and documented out-of-pocket costs of and in connection with the negotiation, preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and out-of-pocket fees and expenses of outside counsel for the Administrative Agent and the Lenders.
SECTION IV.10. Waiver and Release.

(a)EFFECTIVE AS OF THE DATE HEREOF, IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OBLIGOR PARTY HERETO REPRESENTS AND WARRANTS THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, ITS OBLIGATIONS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH SUCH OBLIGOR, FOR ITSELF AND EACH OF ITS SUBSIDIARIES, HEREBY:
(i) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND
(ii) FOREVER RELEASES, RELIEVES AND DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, ACTIONS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER ARISING AT LAW OR IN EQUITY, WHICH ANY SUCH OBLIGOR OR SUBSIDIARY THEREOF EVER HAD, NOW HAS, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME EXISTING OR OCCURRING PRIOR TO THE DATE HEREOF THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(b)IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, EACH OBLIGOR PARTY HERETO ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT KNOWS OR BELIEVES TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF EACH SUCH OBLIGOR, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.
(c)EACH OBLIGOR PARTY HERETO COVENANTS AND AGREES NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST ANY OF THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANTS AND AGREES THAT THIS AMENDMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.
(d)EACH OBLIGOR PARTY HERETO REPRESENTS AND WARRANTS TO THE RELEASED PARTIES THAT IT HAS NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.
(e)EACH OBLIGOR PARTY HERETO ACKNOWLEDGES THAT IT HAS HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS AMENDMENT AND, AMONG OTHER THINGS, BECOMING BOUND BY THE RELEASE SET FORTH IN THIS SECTION 4.10, AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND PRINCIPLES OF COMMON LAW THAT HAVE SIMILAR EFFECT.
[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof.

BORROWER:

ZYMERGEN INC.

By	/s/ Enakshi Singh
	Name:	Enakshi Singh
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

GENESIS ACQUISITION SUB, LLC

By	/s/ Enakshi Singh
	Name:	Enakshi Singh
	Title:	Manager

ENEVOLV, INC.

By	/s/ Enakshi Singh
	Name:	Enakshi Singh
	Title:	Chief Executive Officer and Treasurer

LODO THERAPEUTICS CORPORATION

By	/s/ Enakshi Singh
	Name:	Enakshi Singh
	Title:	Chief Executive Officer and Treasurer

PERCEPTIVE CREDIT HOLDINGS II, LP, as the Administrative Agent and the Lenders

By	PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By	/s/ Sandeep Dixit
	Name:	Sandeep Dixit
	Title:	Chief Credit Officer

By	/s/ Sam Chawla
	Name:	Sam Chawla
	Title:	Portfolio Manager